FNF Core Reports First Quarter 2015 Adjusted EPS of $0.37, Adjusted Pre-Tax Title Margin of 10.3%, Black Knight Organic Revenue Growth of 11% and Adjusted EBITDA Margin of 41.9%

Jacksonville, Fla. - (May 4, 2015) - Fidelity National Financial, Inc. today reported the operating results of its core segment (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three-month period ended March 31, 2015.

•	Total revenue of approximately $1.6 billion in the first quarter versus $1.4 billion in the first quarter of 2014

•	Adjusted first quarter net earnings of $106 million versus adjusted net earnings of $62 million for the first quarter of 2014

•	Adjusted first quarter core diluted EPS of $0.37 versus adjusted core diluted EPS of $0.22 in the first quarter of 2014

•	First quarter core free cash flow used of $6 million versus $120 million used in the first quarter of 2014

Title

•
Approximately $1.4 billion in total revenue, adjusted pre-tax earnings of $140 million and adjusted pre-tax title margin of 10.3% for the first quarter versus approximately $1.2 billion in total revenue, adjusted pre-tax earnings of $66 million and an adjusted pre-tax title margin of 5.5% in the first quarter of 2014

•	Adjusted pre-tax title margin of 10.3% was a 480 basis point improvement over the first quarter 2014 adjusted pre-tax title margin of 5.5%

•
ServiceLink generated $206 million in revenue, adjusted EBITDA of $23 million, an adjusted EBITDA margin of 11%, adjusted pre-tax earnings of $18 million and an adjusted pre-tax margin of 9% for the first quarter

•	Open orders per day of 9,475 for the first quarter versus 7,689 open orders per day for the first quarter of 2014

•	Closed orders per day of 5,656 for the first quarter versus 4,836 closed orders per day for the first quarter of 2014

•
First quarter purchase orders opened and closed increased by 8% and 8%, respectively, versus the first quarter of 2014; purchase orders opened and closed increased by 7% and 6%, respectively, versus the first quarter of 2014 excluding ServiceLink default related purchase orders

•
Total commercial revenue of $213 million, a 22% increase over total commercial revenue in the first quarter of 2014; first quarter national commercial title revenue of $119 million, a 14% increase from the first quarter of 2014, driven by a 5% improvement in the commercial fee per file and a 9% increase in closed orders; open national commercial orders increased by 4% over the prior year

•	Overall first quarter average fee per file of $1,833, a 1% decrease versus the first quarter of 2014

•	Title claims paid of $60 million, a decrease of $7 million, or 10%, from the first quarter of 2014

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2015	190,000	42%	94,000	50%
February 2015	187,000	46%	110,000	44%
March 2015	201,000	52%	141,000	46%

First Quarter 2015	578,000	47%	345,000	46%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2014	150,000	56%	99,000	51%
February 2014	150,000	55%	92,000	47%
March 2014	169,000	60%	104,000	58%

First Quarter 2014	469,000	57%	295,000	54%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders*	Orders*	(In millions)	Fee Per File*
First Quarter 2015 - Total Commercial	47,800	29,600	$213	$7,200
First Quarter 2014 - Total Commercial	—	—	$175	—

First Quarter 2015 - National Commercial	20,400	11,100	$119	$10,700
First Quarter 2014 - National Commercial	19,600	10,200	$104	$10,200
* Total commercial order and fee per file tracking began in January 2015

Black Knight

•	Total revenue of $227 million, led by Servicing Technology revenue of approximately $157 million

•	Revenue growth of 11% for the first quarter compared to the first quarter of 2014, led by Data & Analytics, RealEC and Origination Technology

•	Adjusted EBITDA of $96 million and adjusted EBITDA margin of 41.9%, a 750 basis point margin improvement from the first quarter of 2014

“This was a great start to the year for both our title insurance and Black Knight businesses,” said Chairman William P. Foley, II. “The significant rate decline in January helped us generate a 63% increase in refinance open orders and a 49% increase in refinance closed orders in the first quarter versus the first quarter of 2014. Additionally, purchase open orders showed improving strength, growing by 12% in February and 10% in March versus the prior year months. Consequently, we were able to achieve a solid 10.3% pre-tax title margin in what is our seasonally weakest quarter of the year. We also believe that we are well positioned to benefit from any continued seasonal improvement in the purchase market as we enter the spring and summer months, with a goal of achieving pre-tax title margins that approach or meet our 15%-20% pre-tax title margin target.

“Black Knight also had a strong start to 2015, generating 11% revenue growth, led by Data & Analytics, RealEC and Origination Technology, and an adjusted EBITDA margin of 41.9%, a 750 basis point margin improvement over the first quarter of 2014. In the first quarter, we started recognizing revenue from a large, multi-year data licensing agreement with a major industry participant and had one month of revenue from a large loan origination technology contract with a large national bank. We are also on track to launch and close the Black Knight initial public offering over the next several weeks and we look forward to Black Knight operating as an FNF majority-owned, publicly-traded company."

Conference Call
We will host a call with investors and analysts to discuss first quarter 2015 FNF Core results on Tuesday, May 5, 2015, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on May 5, 2015, through May 12, 2015, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 357912.

About FNF
Fidelity National Financial, Inc. (FNF) is organized into two groups, FNF Core (NYSE: FNF) and FNF Ventures (NYSE: FNFV). Through our Core operations, FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, LLC and ServiceLink Holdings, LLC. In addition, in our FNFV group, we own majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, J. Alexander’s, LLC , Ceridian HCM, Inc., Fleetcor Technologies, Inc. and Digital Insurance, Inc. More information about FNF can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Black Knight IPO Information
The proposed Black Knight initial public offering will be made only by means of a prospectus. A copy of the preliminary prospectus may be obtained, when available, from the book-running manager(s) of the proposed offering.

A registration statement on Form S-1 relating to the proposed offering has been filed with the SEC, but has not yet become effective. The shares to be registered may not be sold nor may offers to buy be accepted prior to the time when the registration statement becomes effective. Copies of the registration statement can be accessed through the SEC's website at www.sec.gov. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No assurance can be given as to the value of Black Knight's common stock, the price at which its common stock may be offered in the proposed offering, the trading price of such common stock after the proposed offering or whether a liquid market for such common stock will develop or be maintained. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q,10-K and other filings with the Securities and Exchange Commission.

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

 FIDELITY NATIONAL FINANCIAL CORE
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
March 31, 2015
Direct title premiums	$417	$417	$—	$—
Agency title premiums	441	441	—	—
Escrow, title related and other fees	695	472	227	(4)
Total title and escrow	1,553	1,330	227	(4)

Interest and investment income	30	30	—	—
Total revenue	1,583	1,360	227	(4)

Personnel costs	585	483	97	5
Agent commissions	333	333	—	—
Other operating expenses	372	338	37	(3)
Depreciation and amortization	83	37	45	1
Claim loss expense	51	51	—	—
Interest expense	29	—	8	21
Total expenses	1,453	1,242	187	24

Pre-tax earnings (loss) from continuing operations	$130	$118	$40	$(28)

Non-GAAP adjustments before taxes
Deferred revenue add back and management fee	3	—	3	—
Purchase price amortization	43	22	21	—
Total non-GAAP adjustments before taxes	$46	$22	$24	$—

Adjusted pre-tax earnings (loss) from continuing ops.	$176	$140	$64	$(28)
Adjusted pre-tax margin from continuing operations	11.1%	10.3%	27.9%	—

Purchase price amortization	(43)	(22)	(21)	—
Interest expense	29	—	8	21
Depreciation and amortization	83	37	45	1

Adjusted EBITDA	$245	$155	$96	$(6)
Adjusted EBITDA margin	15.5%	11.4%	41.9%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax earnings	$—
Depreciation and amortization	23
ServiceLink EBITDA	$23

ServiceLink pre-tax earnings	$—
Purchase price amortization	18
ServiceLink adjusted pre-tax earnings	$18

 FIDELITY NATIONAL FINANCIAL CORE
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
March 31, 2015
Pre-tax earnings (loss) from continuing operations	$130	$118	$40	$(28)
Income tax expense	47	43	—	4
Earnings from equity investments	2	2	—	—
Non-controlling interests	(1)	(6)	5	—

Net earnings (loss) attributable to FNF Group common shareholders	$86	$83	$35	$(32)

EPS attributable to FNF Group common shareholders - basic	$0.31	$0.30	$0.13	$(0.12)
EPS attributable to FNF Group common shareholders - diluted	$0.30	$0.29	$0.12	$(0.11)

FNF Group weighted average shares - basic	278
FNF Group weighted average shares - diluted	288

Net earnings (loss) attributable to FNF Group common shareholders	$86	$83	$35	$(32)

Total non-GAAP, pre-tax adjustments	46	22	24	—
Noncontrolling interest on non-GAAP adjustments	(14)	(6)	(8)	—
Income taxes on non-GAAP adjustments	(12)	(6)	(6)	—
Total non-GAAP adjustments	20	10	10	—

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$106	$93	$45	$(32)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.37	$0.32	$0.16	$(0.11)

Direct orders opened (000's)	578	578
Direct orders closed (000's)	345	345
Fee per file	$1,833	$1,833
Actual title claims paid	$60	$60

Cash flows provided by operations:	$27
Non-GAAP adjustments:
Management fee	1
Total non-GAAP adjustments	1

Adjusted cash flows from operations	28
Capital expenditures	34
Free cash flow	$(6)

 FIDELITY NATIONAL FINANCIAL CORE
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
March 31, 2014
Direct title premiums	$351	$351	$—	$—
Agency title premiums	404	404	—	—
Escrow, title related and other fees	618	422	205	(9)
Total title and escrow	1,373	1,177	205	(9)

Interest and investment income	28	28	—	—
Realized gains and losses	2	2	—	—
Total revenue	1,403	1,207	205	(9)

Personnel costs	613	462	144	7
Agent commissions	307	307	—	—
Other operating expenses	399	350	77	(28)
Depreciation and amortization	101	38	62	1
Claim loss expense	53	53	—	—
Interest expense	30	—	8	22
Total expenses	1,503	1,210	291	2

Pre-tax loss from continuing operations	$(100)	$(3)	$(86)	$(11)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	(2)	$(2)	—	—
Deferred revenue add back	4	—	4	—
Severance expense	38	14	24	—
Synergy accrual	32	13	13	6
Merger transaction costs	43	22	47	(26)
Other legal matters	2	—	—	2
Purchase price amortization	61	22	39	—
Total non-GAAP adjustments before taxes	$178	$69	$127	$(18)

Adjusted pre-tax earnings (loss) from continuing operations	$78	$66	$41	$(29)
Adjusted pre-tax margin from continuing operations	5.6%	5.5%	19.6	—

Purchase price amortization	(61)	(22)	(39)	—
Interest expense	30	—	8	22
Depreciation and amortization	101	38	62	1

Adjusted EBITDA	$148	$82	$72	$(6)
Adjusted EBITDA margin	10.5%	6.8%	34.4%	—

FIDELITY NATIONAL FINANCIAL CORE
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Core	Title	BKFS	FNF Core Corporate and Other
Three Months Ended
March 31, 2014
Pre-tax loss from continuing operations	$(100)	$(3)	$(86)	$(11)

Income tax (benefit) expense	(37)	10	(11)	(36)
Non-controlling interests	(57)	(22)	(35)	—

Net (loss) earnings attributable to Old FNF common shareholders	$(6)	$9	$(40)	$25

EPS attributable to Old FNF common shareholders - basic	$(0.02)	$0.03	$(0.14)	$0.09
EPS attributable to Old FNF common shareholders - diluted	$(0.02)	$0.03	$(0.14)	$0.09

Old FNF weighted average shares - basic	274
Old FNF weighted average shares - diluted	282

Net (loss) earnings attributable to Old FNF common shareholders	$(6)	$9	$(40)	$25

Total non-GAAP, pre-tax adjustments	178	69	127	(18)
Income taxes on non-GAAP adjustments	(42)	(17)	(32)	7
Noncontrolling interest on non-GAAP adjustments	(68)	(24)	(44)	—
Total non-GAAP adjustments	68	28	51	(11)

Adjusted net earnings attributable to Old FNF common shareholders	$62	$37	$11	$14

Adjusted EPS attributable to Old FNF common shareholders - diluted	$0.22	$0.13	$0.04	$0.05

Direct orders opened (000's)	469	469
Direct orders closed (000's)	295	295
Fee per file	$1,858	$1,858
Actual title claims paid	$67	$67

Cash flows provided by operations:	$(195)
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	40
Severance costs related to acquisition of LPS	39
Executive severance payment	9
Management fee	1
Other legal matters	2
Total non-GAAP adjustments	91

Adjusted cash flows from operations	(104)
Capital expenditures	16
Free cash flow	$(120)

 FIDELITY NATIONAL FINANCIAL CORE
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013		Q2 2013
Quarterly Open Orders ('000's except % data)
Total open orders*	578	452	481	514	469	391	474		672
Total open orders per day*	9.5	7.1	7.5	8.0	7.7	6.2	7.4		10.5
Purchase % of open orders	47%	52%	60%	60%	55%	55%	56%		42%
Refinance % of open orders	53%	48%	40%	40%	45%	45%	44%		58%
Total closed orders*	345	334	348	342	295	307	410		504
Total closed orders per day*	5.7	5.2	5.4	5.3	4.8	4.9	6.4		7.9
Purchase % of closed orders	46%	57%	62%	61%	52%	56%	50%		40%
Refinance % of closed orders	54%	43%	38%	39%	48%	44%	50%		60%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$213	$274	$225	$183	$175	$—	$—	$—	$—
Total commercial open orders**	47.8	—	—	—	—	—	—		—
Total commercial closed orders**	29.6	—	—	—	—	—	—		—

National commercial revenue	$119	$166	$136	$115	$104	$146	$120		$112
National commercial open orders	20.4	18.1	21.4	22.2	19.6	19.3	19.9		20.3
National commercial closed orders	11.1	12.7	12.8	11.8	10.2	12.8	12.6		12.3

Total Fee Per File
Fee per file	$1,833	$2,131	$2,066	$1,982	$1,858	$2,082	$1,807		$1,562
Residential and local commercial fee per file	$1,538	$1,699	$1,739	$1,750	$1,559	$1,676	$1,562		$1,373
Residential fee per file	$1,330	$—	$—	$—	$—	$—	$—		$—
Total commercial fee per file**	$7,200	$—	$—	$—	$—	$—	$—		$—
National commercial fee per file	$10,700	$13,100	$10,600	$9,800	$10,200	$11,400	$9,500		$9,100

Total Staffing
Total field operations employees	10,400	9,900	10,200	10,200	10,300	9,900	10,600		12,000

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	456	354	385	403	349	331	391		516
Total open orders per day*	7.5	5.6	6.0	6.3	5.7	5.3	6.1		8.1
Purchase % of open orders	54%	60%	69%	71%	71%	65%	68%		56%
Refinance % of open orders	46%	40%	31%	29%	29%	35%	32%		44%
Total closed orders*	277	273	282	272	219	263	323		387
Total closed orders per day*	4.5	4.3	4.4	4.3	3.6	4.2	5.0		6.0
Purchase % of closed orders	52%	63%	70%	71%	67%	66%	64%		52%
Refinance % of closed orders	48%	37%	30%	29%	33%	34%	36%		48%
Fee per file	2,055	2,382	2,306	2,227	2,151	2,260	2,028		1,747
Total tile field operations employees	9,100	8,700	8,900	8,700	8,600	8,900	9,300		10,100

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	122	98	96	111	120	60	83		156
Total open orders per day*	2.0	1.6	1.5	1.7	2.0	1.0	1.3		2.4
Purchase % of open orders	17%	23%	23%	20	7	—	—		—
Refinance % of open orders	83%	77%	77%	80%	93%	100%	100%		100%
Total closed orders	68	61	66	70	76	44	87		117
Total closed orders per day*	1.1	1.0	1.0	1.1	1.2	0.7	1.4		1.8
Purchase % of closed orders	22%	26%	24%	18	6	—	—		—
Refinance % of closed orders	78%	74%	76%	82%	94%	100%	100%		100%
Fee per file	921	1,027	1,052	1,038	1,009	1,013	989		951
Total ServiceLink operating employees	1,300	1,200	1,300	1,500	1,700	970	1,300		1,900
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FIDELITY NATIONAL FINANCIAL CORE
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Core March 31, 2015	FNF Core December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,325	$4,360
Goodwill	4,518	4,514
Title plant	393	393
Total assets	11,972	11,944
Notes payable	2,703	2,702
Reserve for title claim losses	1,612	1,621
Secured trust deposits	667	622
Redeemable non-controlling interests	724	715
Non-redeemable non-controlling interests	(69)	(58)
Total equity and redeemable non-controlling interests	5,329	5,272
Total equity attributable to common shareholders	4,674	4,615

	FNF Core March 31, 2015	FNFV March 31, 2015	Consolidated March 31, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,325	$926	$5,251	$5,369
Goodwill	4,518	194	4,712	4,721
Title plant	393	—	393	393
Total assets	11,972	1,749	13,721	13,868
Notes payable	2,703	203	2,906	2,827
Reserve for title claim losses	1,612	—	1,612	1,621
Secured trust deposits	667	—	667	622
Redeemable non-controlling interests	724	—	724	715
Non-redeemable non-controlling interests	(69)	126	57	79
Total equity and redeemable non-controlling interests	5,329	1,302	6,631	6,788
Total equity attributable to common shareholders	4,674	1,176	5,850	5,994

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2015
	Consolidated	Core	FNFV
Direct title premiums	$417	$417	$—
Agency title premiums	441	441	—
Total title premiums	858	858	—
Escrow, title-related and other fees	808	695	113
Total title and escrow and other	1,666	1,553	113

Restaurant revenue	364	—	364
Interest and investment income	31	30	1
Total revenue	2,061	1,583	478

Personnel costs	623	585	38
Other operating expenses	466	372	94
Cost of restaurant revenue	306	—	306
Agent commissions	333	333	—
Depreciation and amortization	100	83	17
Title claim loss expense	51	51	—
Interest expense	31	29	2
Total expenses	1,910	1,453	457

Earnings from continuing operations before taxes	151	130	21
Income tax expense	50	47	3
Earnings from continuing operations before equity investments	101	83	18
(Loss) earnings from equity investments	(1)	2	(3)
Net earnings	100	85	15
Non-controlling interests	14	(1)	15
Net earnings attributable to common shareholders	$86	$86	$—

Cash flows provided by operations	34	27	7

FIDELITY NATIONAL FINANCIAL, INC.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2014
	Consolidated	Core	FNFV
Direct title premiums	$351	$351	$—
Agency title premiums	404	404	—
Total title premiums	755	755	—
Escrow, title-related and other fees	646	618	28
Total title and escrow and other	1,401	1,373	28

Restaurant revenue	354	—	354
Interest and investment income	29	28	1
Realized gains and losses	2	2	—
Total revenue	1,786	1,403	383

Personnel costs	649	613	36
Other operating expenses	418	399	19
Cost of restaurant revenue	300	—	300
Agent commissions	307	307	—
Depreciation and amortization	117	101	16
Title claim loss expense	53	53	—
Interest expense	31	30	1
Total expenses	1,875	1,503	372

(Loss) earnings from continuing operations before taxes	(89)	(100)	11
Income tax benefit	(40)	(37)	(3)
(Loss) earnings from continuing operations before equity investments	(49)	(63)	14
Loss from equity investments	(31)	—	(31)
Net loss from continuing operations	(80)	(63)	(17)
Earnings from discontinued operations, net of tax	7	—	7
Net loss	(73)	(63)	(10)
Non-controlling interests	(51)	(57)	6
Net loss attributable to common shareholders	$(22)	$(6)	$(16)

Cash flows used in operations	(242)	(195)	(47)

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